Operating Leases	12 Months Ended
Dec. 31, 2012
Operating Leases [Abstract]
OPERATING LEASES

NOTE 8 - OPERATING LEASES

The Corporation leases its Delaware office (Juniata County), Shermans Dale office, the loan production office in Lewistown and the land on which its East Waterford office was constructed. The Corporation has an option through 2014 to purchase the land, for a predetermined price of $125,000. The Corporation also receives rental income for leasing of available space at its West Perry and Loysville offices. Net lease expense was $29,000 in 2012 and $12,000 in 2011 after deducting rental expense of $78,000 and $64,000, respectively.

The following table represents the Corporation’s contractual lease obligations to make future payments as of December 31, 2012 (in thousands):

	Less than 1 Year	1 - 3 Years	4 - 5 Years	Over 5 Years	Total

Total Operating Leases	$74	$26	$—	$—	$100